THE CHARLES SCHWAB FAMILY OF FUNDS

Schwab Government Money Fund — Purchased Shares

Supplement dated May 15, 2015, to the

Statutory Prospectus dated April 30, 2015

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

The fourth paragraph under “Fund Management” on page 35 is deleted and replaced in its entirety with the following:

In addition to any contractual expense limitation for Schwab Value Advantage Money Fund, Schwab AMT Tax-Free Money Fund, Schwab Municipal Money Fund, Schwab California Municipal Money Fund, and Schwab New York Municipal Money Fund, the investment adviser and/or its affiliates also may voluntarily waive and/or reimburse expenses in excess of their current fee waiver and reimbursement commitment to the extent necessary to maintain a positive net yield for a share class, and in addition to any contractual expense limitation for Schwab Treasury Obligations Money Fund and Schwab Government Money Fund, the investment adviser and/or its affiliates also may voluntarily waive and/or reimburse expenses in excess of their current fee waiver and reimbursement commitment to the extent necessary to maintain a non-negative net yield for a share class (each, a “voluntary yield waiver”). Under an agreement with each fund relating to the voluntary yield waiver, the investment adviser and/or its affiliates may recapture from the assets of a share class any of these expenses or fees they have voluntarily waived and/or reimbursed until the third anniversary of the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. While the investment adviser and/or its affiliates may recapture any and all of these expenses, the degree to which they may recapture is based on several factors, including portfolio asset yields, interest rates and interest rate changes, fund redemptions and subscriptions, and competitors’ pricing decisions. Approval by a fund’s Board of Trustees is not required prior to the disbursement of these reimbursement payments by a share class to the investment adviser and/or its affiliates in connection with the voluntary yield waiver. These reimbursement payments are considered “non-routine expenses” and are not subject to any contractual expense limitation agreement in effect for the share class at the time of such payment. This recapture could negatively affect a share class’s future yield and could result in a share class having no yield for certain periods.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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